SCHEDULE OF FINANCIAL EXPENSES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024		Dec. 31, 2023
Financial Expenses Net
Bank fees and interest	$ 20	$ 136		$ 124
Interest expenses from lease liabilities	185	47		62
Revaluation of financial asset at fair value	1,014	153		70
Finance income	(618)	(158)	[1]	(85)	[1]
Financial expenses	$ 601	$ 178		$ 171

[1]	Reclassified due to discontinued operations (note 32).